BAIRD ADJUSTABLE
                                RATE INCOME FUND

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1995
                                  (Baird Logo)

BAIRD ADJUSTABLE RATE INCOME FUND
Annual Report                                     November 9, 1995
DEAR FELLOW SHAREHOLDER:

  The bond markets staged a remarkable recovery during 1995 after a very difficult 1994. The yield on the benchmark thirty-year Treasury bond, which increased from 6% on 09/30/93 to 7.80% by 09/30/94, fell back to around 6.50% by 09/30/95, the end of the Fund's fiscal year.
  This turnaround in the bond market was sparked by a slowdown in economic growth and a significant improvement in the outlook for inflation. Through most of 1994, the Federal Reserve was pushing interest rates upward out of concern that the economy could be overheating and inflation accelerating. That Fed tightening apparently had the intended impact sooner than anticipated. In 1995, the economy has been growing much slower and the rate of inflation has dropped to around 2% or less. In response to these bullish economic fundamentals, bond prices regained a significant part of the ground lost in 1994.
  The performance of the bond market in the year ahead will depend primarily upon whether the United States economy slips into a recession. Those who project still lower bond yields argue that the United States and the world economy will continue to weaken in 1996. Others argue that the drop in interest rates in 1995 will spark a rebound in business activity. Recent increases in the pace of home sales and housing construction, in response to lower mortgage rates, appear to support the view that the economy is improving somewhat. If so, bond yields may not decline much further.
  The remarkable bond market rally of this past year has sparked a partial recovery in the prices of CMO floaters. Those floaters indexed to LIBOR have shown the best price gains, as short-term rates have remained quite high while note and bond yields declined. A flat yield curve, such as that which emerged in 1995, generally allows LIBOR floaters to perform better than CMT or COFI floaters. The latter should show better relative performance if the Federal Reserve were to lower the federal funds rate and the yield curve were to steepen. That is a possibility if economic growth remains subdued and inflation remains low in the quarters ahead.
  The Fund's investment policy was changed during fiscal 1995 requiring that portfolio securities be held to maturity or until the securities can be sold at par. Because of the market recovery, we were able to sell approximately 20% of the Fund's portfolio of securities at par. The Fund declared a return of capital distribution of $1.00 per share in September and an additional distribution is being considered for the fourth quarter. As the portfolio becomes less diversified because securities in the Fund are sold at par or because of mortgage paydowns, shareholders may experience somewhat greater volatility in the net asset value in the coming years.
Sincerely,


     /s/ Marcus C. Low, Jr.        /s/ James Kochan
         Marcus C. Low,Jr.             James Kochan
         President                     Portfolio Manager

                                                      100 East Wisconsin Avenue
REPORT OF INDEPENDENT ACCOUNTANTS                     Suite 1500
                                                      Milwaukee, WI  53202

(Price Waterhouse Logo)

To the Shareholders and Board of Directors of Baird Adjustable Rate Income Fund

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Adjustable Rate Income Fund (the ''Fund'') at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ''financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

 /s/ Price Waterhouse LLP

November 2, 1995

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
  Investments in securities, at value (amortized cost $87,892,094)$83,950,283
  Receivable from investments sold                                  6,000,000
  Interest receivable                                                 385,337
  Cash                                                                 17,344
  Deferred organizational expenses                                     19,995
                                                                  -----------
  Total assets                                                    $90,372,959
                                                                  -----------
                                                                  -----------
LIABILITIES:
  Dividends payable                                                   510,769
  Payable to adviser for deferred expenses                             19,995
  Other liabilities                                                    37,366
                                                                  -----------
  Total liabilities                                                   568,130
                                                                  -----------
NET ASSETS:
  Capital Stock, $0.01 par value; 300,000,000 shares authorized;
    10,441,551 shares outstanding                                 103,030,768
  Net unrealized depreciation on investments                      (3,941,811)
  Accumulated net realized loss on investments                    (9,284,128)
                                                                  -----------
  Net assets                                                       89,804,829
                                                                  -----------
  Total liabilities and net assets                                $90,372,959
                                                                  -----------
                                                                  -----------
CALCULATION OF REDEMPTION PRICE:
  Net asset value and redemption price per share
    ($89,804,829 / 10,441,551 shares outstanding)                 $      8.60
                                                                  -----------
                                                                  -----------
The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 1995

LONG-TERM INVESTMENTS 88.1% (A)<F1>
Principal                                                             Amortized         Quoted
  Amount                                                                 Cost        Market Value
-----------                                                           ----------     ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 88.1 % (b)<F2>
$ 2,000,000 FNMA 93-72F, 6.044%, due 05/25/08,
              (indexed to COFI plus 90bp subject to 10% cap)          $2,000,000     $1,926,250
 2,954,317  FNMA 93-101FA, 5.994%, due 06/25/08,
              (indexed to COFI plus 85bp subject to 10% cap)           2,948,183      2,832,452
 4,111,173  FNMA 93-107F, 5.994%, due 06/25/08,
              (indexed to COFI plus 85bp subject to 10% cap)           3,683,480      3,942,872
10,000,000  FNMA 92-206FA, 5.40%, due 06/25/18,
              (indexed to T10Y minus 75bp subject to 9.5% cap)         9,993,328      9,450,000
 5,000,000  FNMA 93-127FA, 5.40%, due 10/25/21,
              (indexed to T10Y minus 75bp subject to 9.5% cap)         4,988,134      4,709,375
 5,000,000  FNMA 92-33FPAC, 5.70%, due 03/25/22,
              (indexed to T10Y minus 45bp subject to 10% cap)          5,011,329      4,729,688
 1,000,000  FNMA 92-204FE, 5.65%, due 10/25/22,
              (indexed to T10Y minus 50bp subject to 9.5% cap)         1,000,000        909,375
   265,799  FHLMC 1433FD, 6.444%, due 11/15/22,
              (indexed to COFI plus 130bp subject to 10.5% cap)          265,900        254,337
 2,895,511  FNMA G93-17FL, 6.20%, due 04/25/23,
              (indexed to T10Y minus 25bp subject to 9.5% cap)         2,895,511      2,756,165
 3,000,000  FNMA G93-19FD, 5.50%, due 04/25/23,
              (indexed to T10Y minus 65bp subject to 9.5% cap)         2,993,302      2,714,063
 5,000,000  FHLMC G10I, 6.02%, due 05/25/23,
              (indexed to T10Y minus 55bp subject to 9.5% cap)         4,984,328      4,517,187
11,000,000  FHLMC 1608FD, 6.114%, due 06/15/23,
              (indexed to COFI plus 97bp subject to 9.5% cap)         10,971,116     10,501,562
 4,509,447  FNMA 93-99F, 6.394%, due 07/25/23,
              (indexed to COFI plus 125bp subject to 10% cap)          4,519,941      4,340,344
 7,355,168  FNMA 93-182FA, 5.50%, due 09/25/23,
              (indexed to T10Y minus 65bp subject to 10% cap)          7,328,214      6,725,383
 9,428,129  FHLMC 1614TA, 6.144%, due 11/15/23,
              (indexed to COFI plus 100bp subject to 9.5% cap)         9,424,948      9,012,702
 4,994,771  FHLMC 1717N, 6.07%, due 04/15/24,
              (indexed to T10Y minus 50bp subject to 9.5% cap)         4,848,588      4,593,628
                                                                      ----------   ------------
            Total long-term investments                               77,856,302     73,915,383

SHORT-TERM INVESTMENTS 11.9% (A)<F1>

            FEDERAL AGENCIES - 11.7 %
$10,000,000 FHLB, 5.55%, due 12/29/95                               $  9,862,792   $  9,861,900
                                                                      ----------   ------------
            Total federal agencies                                     9,862,792      9,861,900

            REPURCHASE AGREEMENTS - 0.2 %
   173,000  Firstar Trust Company Repurchase Agreement,
              5.00%, dated 09/29/95; maturing 10/02/95
              (secured by $180,000 U.S. Treasury Note,
              5.625%, due 08/31/97)                                      173,000        173,000
                                                                      ----------     ----------
            Total repurchase agreements                                  173,000        173,000
                                                                      ----------     ----------
            Total short-term investments                              10,035,792     10,034,900
                                                                      ----------     ----------
            TOTAL INVESTMENTS - 100%                                 $87,892,094    $83,950,283
                                                                      ----------     ----------
                                                                      ----------     ----------

       (a)<F1>  Percentages for the various classifications relate to total investments.
       (b)<F2>  The coupon rate shown on adjustable rate securities represents the rate at period end.
            All coupon rates reset monthly.
      COFI  =  Cost of Funds Index
      T10Y  =  10 Year Treasury
        bp  =  basis points
      FHLB  =  Federal Home Loan Bank
     FHLMC  =  Federal Home Loan Mortgage Corp.
      FNMA  =  Federal National Mortgage Association

The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INCOME:
  Interest                                                       $7,904,136
                                                                  ---------
  Total income                                                    7,904,136
                                                                  ---------
EXPENSES:
  Management fees                                                   592,787
  Administrative services                                            69,577
  Distributor fees                                                   59,962
  Professional fees                                                  45,419
  Custodian fees                                                     31,325
  Board of Director fees                                             19,150
  Transfer agent fees                                                12,289
  Amortization of organizational expenses                             9,998
  Printing and postage expense                                        3,036
  Registration fees                                                   1,115
  Other expenses                                                     12,463
                                                                  ---------
  Total expenses before reimbursement                               857,121
  Less expenses assumed by adviser                                (510,682)
                                                                  ---------
  Net expenses                                                      346,439
                                                                  ---------
NET INVESTMENT INCOME                                             7,557,697
                                                                 ----------
NET REALIZED LOSS ON INVESTMENTS                                (6,057,608)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            6,283,289
                                                                 ----------
NET GAIN ON INVESTMENTS                                             225,681
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $7,783,378
                                                                 ----------
                                                                 ----------


The accompanying notes to financial statements are an integral part of these statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1995 and 1994

                                                       1995              1994
OPERATIONS:                                        -----------       -----------
  Net investment income                          $   7,557,697      $  9,697,819
  Net realized loss on investments                 (6,057,608)       (7,697,690)
  Net increase (decrease) in unrealized
  appreciation on investments                        6,283,289      (10,375,656)
                                                   -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                        7,783,378       (8,375,527)
                                                   -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.59 and $0.47 per share, respectively)      (7,557,697)       (9,706,352)
  Distribution from net realized gains
    ($0.00 per share)                                        -          (13,226)
  Return of capital distribution
    ($1.00 per share)                             (10,441,551)                 -
                                                   -----------       -----------
  Total distributions                             (17,999,248)       (9,719,578)
                                                   -----------       -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (130,733 and 27,123,674 shares, respectively)    1,173,191       268,605,440
  Capital contribution from
  Robert W. Baird & Co. Incorporated                 4,489,671                 -
  Net asset value of shares issued in distributions
    (11,046 and 42,829 shares, respectively)            99,542           419,409
  Cost of shares redeemed (8,154,600 and
    23,006,889 shares, respectively)              (73,161,040)     (225,797,709)
                                                   -----------       -----------
  Net (decrease) increase in net assets
    derived from Fund share activities            (67,398,636)        43,227,140
                                                   -----------       -----------
  TOTAL (DECREASE) INCREASE                       (77,614,506)        25,132,035

NET ASSETS AT THE BEGINNING OF THE YEAR            167,419,335       142,287,300
                                                   -----------       -----------
NET ASSETS AT THE END OF THE YEAR                $  89,804,829      $167,419,335
                                                   -----------       -----------
                                                   -----------       -----------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                              FOR THE YEAR FROM
                                             FOR THE YEARS  OCTOBER 1, 1992*<F3>
                                          ENDED SEPTEMBER 30,   TO SEPTEMBER 30,
                                             1995          1994        1993
                                            ------         ------        -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year         $  9.07        $  9.95       $  10.00
Income from investment operations:
  Net investment income                       0.59           0.47           0.46
  Net realized and unrealized gain
    (loss) on investments                     0.14         (0.88)         (0.05)
                                            ------         ------        -------
Total from investment operations              0.73         (0.41)           0.41
Capital contribution from
    Robert W. Baird & Co. Incorporated        0.39              -              -
Less distributions:
  Dividends from net investment income      (0.59)         (0.47)         (0.46)
  Distribution from net realized gains           -         (0.00)              -
  Return of capital distribution            (1.00)              -              -
Total from distributions                    (1.59)         (0.47)         (0.46)
                                            ------         ------        -------
Net asset value, end of year               $  8.60        $  9.07        $  9.95
                                           -------        -------        -------
                                           -------        -------        -------
TOTAL INVESTMENT RETURN****<F6>              12.8%         (4.3%)           4.2%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's $)      89,805        167,419        142,287
  Ratio of expenses (after reimbursement)
    to average net assets**<F4>               0.3%           0.5%           0.4%
  Ratio of net investment income
    to average net assets***<F5>              6.4%           4.8%           4.3%
  Portfolio turnover rate                     3.6%         143.8%          79.4%

  *<F3>  Commencement of Operations.
  **<F4> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.7%, 0.9% and 1.1%, respectively, for the years ended September 30, 1995, 1994 and 1993.
  ***<F5> The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1995, 1994 and 1993 would have been 5.9%, 4.4% and 3.6%, respectively. ****<F6> Total return does not include the sales load which existed when the
   Fund was open to new investments. The total return for the year ended September 30, 1995 is computed after giving effect to the capital contribution from Robert W. Baird & Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended September 30, 1995.

The accompanying notes to financial statements are an integral part of these statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (''The Fund''), which is one portfolio in a series of two portfolios comprising The Baird Funds, Inc. (the ''Company''), which is registered under the Investment Company Act of 1940. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 2, the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values.
(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.
     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
(b) Premiums and discounts on Collateralized Mortgage Obligations in the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the schedule of investments, are the same for Federal income tax purposes.
(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.
(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a ''regulated investment company'' and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605 of net capital losses which expire September 30, 2003 and $1,062,523 of 1995 post-October losses that may be used to offset capital gains in future years to the extent provided by tax regulations.
(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES - The Fund has a management agreement with Robert W. Baird & Co. Incorporated (''RWB''), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. For the period October 1, 1994 through December 31, 1994, RWB voluntarily waived approximately $76,177 of the management fees due from the Fund under the agreement. In accordance with the terms of the Agreement discussed below, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995 (for the period January 1, 1995 through September 30, 1995, approximately $402,344).
  RWB reimburses the Fund for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the management agreement, RWB has voluntarily reimbursed the Fund for all expenses over 0.3% for the year ended September 30, 1995 totaling $29,332. These voluntary reimbursements to the Fund may be modified or discontinued at any time by RWB.
  The Fund had adopted a Distribution Plan (the ''Plan''), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RWB. The Plan provided that the Fund incur certain costs not to exceed the lesser of a monthly amount equal to 0.30% per year of the Fund's daily net assets or the actual distribution costs incurred by RWB during the year. Amounts paid under the Plan were paid monthly to RWB for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the period October 1, 1994 through December 27, 1994, RWB voluntarily waived approximately $2,829 of the distribution fees due from the Fund under the Plan. The Fund terminated the Plan effective December 27, 1994.
  During the year ended September 30, 1995, the Company was advised that RWB received $112 from investors of the Fund, representing commissions on sales of Fund shares and the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.
  Effective January 13, 1995, RWB and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement (''Agreement'') resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.

(3) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.
  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was paid on September 26, 1995 in the amount of $10,441,551 ($1.00 per share).
(4) DEFERRED EXPENSES - Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at September 30, 1995 were $19,995.
(5) INVESTMENT TRANSACTIONS - For the year ended September 30, 1995, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $3,648,667 and $80,272,384, respectively, and $142,827,428 and $119,205,390, respectively, of short-term U.S. Government Securities.
(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES - As of September 30, 1995, liabilities of the Fund included the following:
      Dividends payable                                        $    510,769
      Payable to adviser for deferred expenses                       19,995
      Other liabilities                                              37,366
(7) SOURCES OF NET ASSETS - As of September 30, 1995, the sources of net assets were as follows:
      Fund shares issued and outstanding                       $103,030,768
      Net unrealized depreciation on investments                (3,941,811)
      Accumulated net realized loss on investments              (9,284,128)
                                                                -----------
                                                               $ 89,804,829
                                                                -----------
                                                                -----------
  Aggregate net unrealized depreciation as of September 30, 1995 consisted of the following:
      Aggregate gross unrealized appreciation                  $    259,392
      Aggregate gross unrealized depreciation                   (4,201,203)
                                                                -----------
      Net unrealized depreciation                              $(3,941,811)
                                                                -----------
                                                                -----------

(BAIRD LOGO)

A NORTHWESTERN MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
Copyright 1995 Robert W. Baird & Co. Incorporated